UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2020

Granite Point Mortgage Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A
New York,	NY	10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (212) 364-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	GPMT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 26, 2020, the Board of Directors of Granite Point Mortgage Trust Inc. (the “Company”) appointed Devin Chen to the Board of Directors. Mr. Chen was appointed to the Board of Directors pursuant to the Investor Rights Agreement, dated September 25, 2020, by and among the Company, certain investment vehicles managed by Pacific Investment Management Company LLC (“PIMCO”) and the other investors party thereto from time to time (the “Investor Rights Agreement”). A copy of the Investor Rights Agreement was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2020, and is incorporated by reference herein.

Mr. Chen is an executive vice president and portfolio manager for PIMCO. He is the head of commercial real estate (“CRE”) strategy and is a member of the investment committees for PIMCO’s CRE equity and debt strategies. He has experience across all major CRE sectors, including asset and corporate investments. Prior to joining PIMCO in 2010, he was with private equity real estate firm JER Partners for 11 years, most recently as managing director and a member of the firm’s investment committee. Mr. Chen previously worked in the fixed income group of Banc of America Securities. He has 22 years of investment experience and holds a bachelor’s degree in economics from Georgetown University.

The Company is expected to enter into its standard form of indemnification agreement with Mr. Chen, which requires the Company to indemnify Mr. Chen against certain liabilities that may arise as a result of his status or service as a director. The Company’s Form of Amended and Restated Indemnification Agreement was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2020, which was filed with the SEC on May 11, 2020.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline XBRL.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ MICHAEL J. KARBER
Michael J. Karber
General Counsel and Secretary

Date: October 26, 2020